UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 15, 2004

ChromaVision Medical Systems, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, CA	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (949) 443-3355

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

                        As the company previously reported in its information statement on Form 14C filed on September 20, 2004, in September 2004 holders of a majority of the company’s common stock approved an amendment to its 1996 Equity Incentive Plan increasing the number of shares issuable thereunder from 6,700,000 to 9,200,000.  On November 8, 2004, the California Department of Corporations approved the qualification of options and shares issuable under the 1996 Equity Incentive Plan for California state securities laws purposes.

                        On November 15, 2004, the Company granted the following options to its non-employee directors:

•                  options to purchase 35,000 shares to G. Steve Hamm,

•                  options to purchase 15,000 shares to Jon R. Wampler,

•                  options to purchase 15,000 shares to Frank P. Slattery Jr.; and

•                  options to purchase 10,000 shares to Irwin Scher.

These grants were made pursuant to the Company’s policy of awarding (at the discretion of the Board) non-employee directors annual stock option grants of 10,000 shares for each year of service on the board (which vest over such one year period), annual stock option grants of 5,000 shares for each year of service as a chairman of a committee of the board (which vest over such one year period) and, in the case of Mr. Hamm who joined the Board in 2004, an initial stock option grant of 30,000 shares (which is 20% vested on the date of grant with the remainder vesting over a three year period).

                        In addition, on November 19, 2004 the Company’s Board of Directors approved grants of options (which vest over a four year period) to the following executive officers in the following amounts:

•                  options to purchase 100,000 shares to Ronald Andrews, President and Chief Executive Officer;

•                  options to purchase 150,000 shares to Stephen Dixon, Chief Financial Officer and Executive Vice President;

•                  options to purchase 30,000 shares to Heather Creran, Executive Vice President—Oncology Services;

•                  options to purchase 30,000 shares to Jose de la Torre Bueno, Vice President and Chief Technology Officer;

•                  options to purchase 70,000 shares to Karen Garza, Vice President Marketing; and

•                  options to purchase 50,000 shares to Kenneth Bauer, Vice President and Chief Science Officer.

These grants were made as part of the Company’s annual stock option grant to its employees.

                        The exercise price of each option described above is equal to the fair market value of the Company’s common stock on the date of grant.  A form of option award certificate is included as an exhibit to this current report on Form 8-K.

ITEM 8.01.    Other Events.

                On November 30, 2004, the Company announced that it had received a license from the California Department of Health Services to operate its laboratory facility in Irvine, California and that the Company has learned that Medicare rates have been released for 2005 with respect to laboratory services that the Company expects to provide from its laboratory facility.  A copy of the press release,  dated November 30, 2004, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description of Exhibit
10.1	Form of Option Award Certificate

99.1	Press Release of ChromaVision Medical Systems, dated November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004	By:	/s/ Stephen T. D. Dixon
		Name:	Stephen T.D. Dixon
		Title:	Executive Vice President and
Chief Financial Officer